Exhibit 1.1

Execution Version

Vir Biotechnology, Inc.

Common Stock

Underwriting Agreement

February 25, 2026

Goldman Sachs & Co. LLC

Leerink Partners LLC

Evercore Group L.L.C.

Barclays Capital Inc.

As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o Leerink Partners LLC

1301 Avenue of the Americas, 5th Floor

New York, NY 10019

c/o Evercore Group L.L.C.

55 East 52nd Street

New York, NY 10055

c/o Barclays Capital Inc.

754 Seventh Avenue

New York, NY 10019

Ladies and Gentlemen:

Vir Biotechnology, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 17,647,059 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”, and such shares the “Firm Shares”) and, at the election of the Underwriters, up to 2,647,058 additional shares (the “Optional Shares”) of Common Stock (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-275314) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S 3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b) (i) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (ii) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement);

(c) For the purposes of this Agreement, the “Applicable Time” is 9:00 p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) (as supplemented by any post-effective amendment thereto) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery (as supplemented by any post-effective amendment thereto) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions (i) made in reliance upon and in conformity with the Underwriter Information or (ii) which are updated or supplemented by the Pricing Prospectus;

(d) The documents incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(c) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;

(f) Other than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been (x) any change in the capital stock of the Company (other than as a result of (i) the exercise, if any, of stock options or the award, if any, of stock options, restricted stock, restricted stock units or other awards in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance, if any, of shares of Common Stock upon conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to issue and sell the Shares;

(g) Neither the Company nor any of its subsidiaries owns any real property and the Company and its subsidiaries have good and marketable title to all personal property owned by them (other than with respect to Intellectual Property (as defined below), which is addressed exclusively in subsection (gg) below), in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are, to the Company’s knowledge, held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(h) The Company has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own and/or lease its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing (where such concept exists) would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Company’s subsidiaries (i) has been, to the Company’s knowledge, duly organized, and is validly existing and in good standing (where such concept exists) under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own and/or lease its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and (ii) has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept exists) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing (where such concept exists) would not, individually or in the aggregate, have a Material Adverse Effect, and each subsidiary of the Company has been included in exhibit 21.1 to the Company’s Annual Report on Form 10-K for its most recently completed fiscal year, other than as permitted by Item 601(b)(21) of Regulation S-K;

(i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Registration Statement, the Pricing Prospectus and the Prospectus; to the Company’s knowledge, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares); and all of the issued shares of capital stock of each subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens and encumbrances described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(j) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights except as have been validly waived or complied with;

(k) The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) or (iii), for such defaults, breaches, or violations that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the underwriting terms and arrangements and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(l) Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or by-laws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect;

(m) The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption “Material United States Federal Income Tax Consequences for Non-U.S. Holders of Our Common Stock”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects;

(n) [Reserved];

(o) Other than as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company, is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would individually or in the aggregate have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(p) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended;

(q) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;

(r) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(s) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (i) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (ii) is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company is not aware of any material weaknesses in its internal control over financial reporting;

(t) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto to the extent required;

(u) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting;

(v) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company; and such disclosure controls and procedures are effective in all material respects;

(w) This Agreement has been duly authorized, executed and delivered by the Company;

(x) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense; (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 or any other applicable anti-bribery or anti-corruption law;

(y) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(z) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, His Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory (including the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, Syria and the Crimea Region of the Ukraine) that, at the time of such funding, is the subject or the target of Sanctions, or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions;

(aa) The financial statements included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved. Any selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder;

(bb) There are (and prior to the Time of Delivery, will be) no debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act;

(cc) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company: (i) has operated and currently operates its business in compliance in all material respects with applicable provisions of the Health Care Laws of the Food and Drug Administration (“FDA”), the Department of Health and Human Services (“HHS”) and any comparable foreign or other regulatory authority to which they are subject (collectively, the “Applicable Regulatory Authorities”) applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any of the Company’s product candidates or any product manufactured or distributed by the Company; (ii) has not received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or the Applicable Regulatory Authorities alleging or asserting non-compliance with any Health Care Laws or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such Health Care Laws (“Regulatory Authorizations”); (iii) possesses all Regulatory Authorizations required to conduct its business as currently conducted and such Regulatory Authorizations are valid and in full force and effect and the Company is not in violation, in any material respect, of any term of any such Regulatory Authorizations; (iv) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or the Applicable

Regulatory Authorities or any other third party alleging that any product operation or activity is in material violation of any Health Care Laws and has no knowledge that the Applicable Regulatory Authorities or any other third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) has not received notice that any of the Applicable Regulatory Authorities has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Regulatory Authorizations and has no knowledge that any of the Applicable Regulatory Authorities is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Regulatory Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were materially corrected or supplemented by a subsequent submission); (vii) is not a party to and does not have any ongoing reporting obligations pursuant to any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Applicable Regulatory Authority; and (viii) along with its employees, officers and directors, has not been excluded, suspended or debarred from participation in any government health care program or human clinical research, and, to the knowledge of the Company, is not subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

The term “Health Care Laws” means Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395 et seq. (the Medicare statute); Title XIX of the Social Security Act, 42 U.S.C. §§ 1396 et seq. (the Medicaid statute); the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b); the civil False Claims Act, 31 U.S.C. §§ 3729 et seq.; the criminal False Claims Act 42 U.S.C. 1320a-7b(a); any criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287 and the criminal health care fraud statutes set forth at 18 U.S.C. Sec. 1347 and 1349 under the Health Insurance Portability and Accountability Act of 1996, 42 U.S.C. §§ 1320d et seq., (“HIPAA”); the Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a; the Physician Payments Sunshine Act, 42 U.S.C. § 1320a-7h; the Exclusion Laws, 42 U.S.C. § 1320a-7; HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act, 42 U.S.C. §§ 17921 et seq.; the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq.; the Public Health Service Act, 42 U.S.C. §§ 201 et seq.; the regulations promulgated pursuant to such laws; and any similar federal, state and local laws and regulations;

(dd) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, none of the Company’s product candidates have received marketing approval from any Applicable Regulatory Authority. All clinical and pre-clinical studies and trials conducted by or on behalf of or sponsored by the Company, or in which the Company has participated, with respect to the Company’s product candidates, including any such studies and trials that are described in the Registration Statement and the Prospectus, or the results of which are referred to in the Registration Statement and the Prospectus, as applicable (collectively, “Company Trials”), were, and if still pending are, to the Company’s knowledge, being conducted in all material respects in accordance with all applicable Health Care Laws of the Applicable Regulatory Authorities and current Good Clinical Practices and Good Laboratory Practices, standard medical and scientific research procedures and any applicable rules, regulations and policies of the jurisdiction in which such trials and studies are being conducted; the descriptions in the Registration Statement, Pricing Prospectus and the Prospectus of the results of any Company Trials are accurate and complete descriptions in all material respects and fairly present the data derived therefrom; the Company has no knowledge of any other studies or trials not described in the Registration Statement, the Pricing Prospectus and the Prospectus, the results of which are inconsistent with or call into question the results described or referred to in the Registration Statement, the Pricing Prospectus and the Prospectus; the Company has not received any written notices, correspondence or other communications from the Applicable Regulatory Authorities or any other governmental entity requiring or threatening the termination, material modification or suspension of Company Trials, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials, and, to the Company’s knowledge, there are no reasonable grounds for the same. No investigational new drug application or comparable submission filed by or on behalf of the Company with the FDA has been terminated or suspended by the FDA or any other Applicable Regulatory Authority. The Company has obtained (or caused to be obtained) informed consent by or on behalf of each human subject who participated in a Company Trial. To the Company’s knowledge, none of the Company Trials involved any investigator who has been disqualified as a clinical investigator or has been found by the FDA to have engaged in scientific misconduct;

(ee) The Company is, and at all prior times was, in compliance with all applicable data privacy and security laws and regulations, including without limitation, as applicable, HIPAA, as amended, and the Company has taken any required and necessary actions to comply in all material respects with the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (and all other applicable laws and regulations with respect to Personal Data that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with the same would be reasonably likely to create a material liability) as soon as they take effect (collectively, the “Privacy Laws”), in each case, except as would not have a Material Adverse Effect. The Company is not a “covered person” as that term is defined in Executive Order 14117 and rules and regulations issued thereunder, including 28 C.F.R. Part 202, as implemented or amended from time to time (the “DSP”). The Company and its subsidiaries have not engaged in or directed any “covered data transaction” as that term is defined in the DSP, except in compliance with the DSP. To ensure material compliance with the Privacy Laws, the Company has in place and is in material compliance with commercially reasonable policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”) as applicable. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) Protected Health Information as defined by HIPAA; (iv) “personal data” as defined by GDPR; and (v) any other piece of information that allows the identification of such natural person or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. The Company has since inception made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and has provided accurate notice of its Policies then in effect to its customers, employees, third party vendors and representatives as required by applicable laws and regulatory rules or requirements, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws or Policies in any material respect. The execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach or violation of any Privacy Laws or Policies. The Company further certifies that it: (i) has not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is not currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law;

(ff) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are (i) adequate for, and operate and perform as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and (ii) to the Company’s knowledge, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (collectively, “Data”)) used in connection with their businesses, and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there have been no breaches, violations, outages or known unauthorized uses of or known accesses to the same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same and except as would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect;

(gg) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company and its subsidiaries own or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the Registration Statement, the Pricing Prospectus and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted in the Registration Statement, the Pricing Prospectus and the Prospectus (collectively, “Intellectual Property”). Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, to the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement and the Prospectus as licensed to the Company or any of its subsidiaries; (ii) there is no infringement or misappropriation by third parties of any Intellectual Property; (iii) neither the Company nor any of its subsidiaries is infringing or misappropriating the intellectual property rights of third parties; and (iv) the Company and each of its subsidiaries is either the sole owner or the co-owner of the Intellectual Property owned by it and has the valid right to use such Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s or any of its subsidiaries’ rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) asserting that either the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Pricing Prospectus and the Prospectus as under development, infringe, misappropriate or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others. The Company and each of its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such subsidiary, and all such agreements are in full force and effect. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, and in each case of clause (1), (2) and (3) below except as would not have a Material Adverse Effect, to the Company’s knowledge: (1) the Company and its subsidiaries have complied in all material respects with the terms of each material agreement pursuant to which any permission to use Intellectual Property has been granted to the Company or its subsidiaries, the Company has not received any written notice alleging any material breach of such agreements and is unaware of any facts which would form a reasonable basis for any such claim, and all such agreements are in full force and effect by the Company and its subsidiaries and, to the knowledge of the Company, by all counterparties to such agreements; (2) all employees or contractors engaged in the development of Intellectual Property on behalf of the Company or its subsidiaries have executed a written agreement containing an enforceable invention assignment to the Company of such person’s rights, title and interest in and to such Intellectual Property, and to the knowledge of the Company, no such agreement has been breached or violated; and (3) no government funding, facilities or resources of a university, college, other educational institution or research center was used in the development of any Intellectual Property that are owned or purported to be owned by the Company that would confer any governmental agency or body, university, college, other educational institution or research center any claim or right of ownership to any such Company Intellectual Property;

(hh) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, all patents and patent applications owned by or licensed to the Company or its subsidiaries under which the Company or any of its subsidiaries has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, the parties prosecuting such applications have complied with their duty of candor and disclosure to the U.S. Patent and Trademark Office (the “USPTO”) in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or would reasonably be expected to form the basis of a finding of invalidity with respect to any patents that have been issued with respect to such applications;

(ii) There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act except as have been validly waived or complied with;

(jj) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is contemplated or threatened, and the Company and its subsidiaries are not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, would, individually or in the aggregate, result in a Material Adverse Effect;

(kk) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code and no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (ii) none of the Plans are subject to the funding rules of Section 412 of the Code or Section 302 of ERISA; (iii) none of the Plans are “multiemployer plans” within the meaning of Section 4001(a)(3) of ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification;

(ll) The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in each of the Registration Statement, the Pricing Prospectus and the Prospectus, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets;

(mm) (i) The Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Registration Statement, the Pricing Prospectus and the Prospectus, (x) there is no proceeding that is pending, or that is known by the Company to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which the Company reasonably believes no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would, individually or in the aggregate, reasonably be excepted to have a Material Adverse Effect, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws;

(nn) There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be disclosed in the Pricing Prospectus or the Prospectus that have not been described as required;

(oo) The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally maintained by similarly situated companies and which the Company believes are reasonably adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business;

(pp) The Company qualifies as an “experienced issuer” (within the meaning of FINRA Rule 5110(j)(6)) for purposes of the exemption from filing under FINRA Rule 5110(h)(1)(C).

(qq) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares; and

(rr) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(ss) Neither the Company nor any of its subsidiaries is a “covered foreign person”, as that term is defined 31 C.F.R. § 850.209. The Company does not currently engage, directly or indirectly, in a “covered activity” as that term is defined in 31 C.F.R. § 850.208 (a “Covered Activity”). The Company does not have any joint venture that engages in or plans to engage in any Covered Activity. The Company also does not, directly or indirectly, hold a board seat on, have a voting or equity interest in, or have any contractual power to direct or cause the direction of the management or policies of any person or persons that engages or plans to engage in any Covered Activity.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $8.0325, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to 2,647,058 Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than one or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4. (a) The Shares to be purchased by each Underwriter hereunder, in book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least twenty-four hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on February 27, 2026 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(o) hereof, will be delivered at the offices of Latham & Watkins LLP, 650 Town Center Drive, Floor 20, Costa Mesa, CA 92626 (the “Closing Location”), and the Shares will be delivered at the office of DTC or its designated custodian (the “Designated Office”), all at such Time of Delivery. A meeting will be held at the Closing Location at 9:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Base Prospectus or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, including pursuant to Section 8A under the Act, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriters (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

(c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(d) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required);

(e) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Representatives and the Company) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(f) To make generally available to its securityholders as soon as practicable (which may be satisfied by filing with the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(g) During the period beginning from the date hereof and continuing to and including the date 60 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, lend, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, loan, disposition, confidential submission or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, whether any such transaction described in clauses (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, in each case, without the prior written consent of Goldman Sachs & Co. LLC and Leerink Partners LLC; provided, however, that the foregoing restrictions shall not apply to (1) the Shares to be sold hereunder, (2) any shares of Common Stock or any securities or other awards (including without limitation options, restricted stock or restricted stock units) convertible into, exercisable for, or that represent the right to receive, shares of Common Stock pursuant to any stock option plan, incentive plan or stock purchase plan of the Company (collectively, “Company Stock Plans”) or otherwise in equity compensation arrangements described in the Registration Statement and the Prospectus, provided that any directors or officers (as that term is defined in Section 16 of the Exchange Act and Rule 16a-1 thereunder) who are the recipients thereof have provided to the Representatives a signed lock-up letter substantially in the form of Annex I hereto, (3) any shares of Common Stock issued upon the conversion, exercise or exchange of convertible, exercisable or exchangeable securities, including convertible notes, outstanding on the date of this Agreement, in each case if such convertible, exercisable or exchangeable securities is described in the Registration Statement and the Prospectus and the holders of such convertible, exercisable or exchangeable securities have provided to the Representatives a signed lockup-letter substantially in the form of Annex I hereto, (4) the filing by the Company of any registration statement on Form S-8 or a successor form thereto relating to any Company Stock Plan described in the Registration Statement and the Prospectus, (5) 7,239,382 shares of Common Stock the Company has agreed to issue pursuant to the Stock Purchase Agreement dated February 19, 2026 between the Company and Astellas US LLC, and (6) any shares of Common Stock or any securities convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock issued in connection with any joint venture, commercial or collaborative relationship or the acquisition or license by the Company of the securities, businesses, property or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company in connection with any such acquisition, provided that in the case of clause (6), the aggregate number of shares that the Company may sell or issue or agree to sell or issue pursuant to clause (6), (x) shall not exceed 10.0% of the total number of shares of Common Stock issued and outstanding immediately following the completion of the transactions contemplated by this Agreement and (y) the recipients thereof provide to the Representatives a signed lock-up letter substantially in the form of Annex I hereto.

(h) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(j) To use its best efforts to list, subject to notice of issuance, the Shares on the Nasdaq Stock Market (the “Nasdaq”);

(k) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(l) The Company will not take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) or Schedule II(c) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication prepared or authorized by it any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication prepared or authorized by it would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission, provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication prepared or authorized by it made in reliance upon and in conformity with the Underwriter Information;

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications; and

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act.

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(d) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, and including any stock or other transfer taxes payable upon the sale, issuance or delivery of the Shares to the Underwriters; (iv) all fees and expenses in connection with listing the Shares on the Nasdaq; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that the amounts payable by the Company pursuant to clause (iii) for fees and disbursements of counsel to the Underwriters described in clause (iii) shall not exceed $25,000 in the aggregate. It is understood, however, that, except as provided in this Section, and Sections 9 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make and all travel and lodging expenses of the Underwriters and their representatives and counsel.

8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to you such written opinion and negative assurance letter, each dated for such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP, corporate counsel for the Company, shall have furnished to you their written opinion and negative assurance letter, each dated for such Time of Delivery, in form and substance satisfactory to the Representatives;

(d) Fox Rothschild LLP, intellectual property counsel for the Company, shall have furnished to you their written opinion, dated for such Time of Delivery, in form and substance satisfactory to the Representatives;

(e) Sheppard, Mullin, Richter & Hampton LLP, intellectual property counsel for the Company, shall have furnished to you their written opinion, dated for such Time of Delivery, in form and substance satisfactory to the Representatives;

(f) Ropes & Gray LLP, regulatory counsel for the Company, shall have furnished to you their written opinion, dated for such Time of Delivery, in form and substance satisfactory to the Representatives;

(g) On the date of the Prospectus at a time after the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(h) [Reserved];

(i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of the exercise of stock options or the award of stock options, restricted stock or restricted stock units in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus) or long-term debt of the Company or any of its subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock or any change or effect, or any development involving a prospective change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(j) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(k) The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on the Nasdaq;

(l) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements;

(m) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from all officers (as that term is defined in Section 16 of the Exchange Act and Rule 16a-1 thereunder) and directors of the Company, substantially to the effect set forth in Annex I hereof in form and substance satisfactory to you;

(n) The Company shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Representatives and the Company);

(o) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of such officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request; and

(p) At each Time of Delivery, the Representatives shall have received a certificate of the Secretary of the Company, as to such matters as the Representatives may reasonably request.

9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Written Testing-the-Waters Communication prepared or authorized by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or any Written Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fifth paragraph under the caption “Underwriting”, and the information contained in the eighth, ninth and tenth paragraphs under the caption “Underwriting”.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in the Representatives’ discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If, within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such Shares, or the Company notifies the Representative that they have so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you as the Representatives. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives at: Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department, Leerink Partners LLC, 1301 Avenue of the Americas, 5th Floor, New York, New York, 10019, Attention: Stuart R. Nayman, and Evercore Group L.L.C., 55 East 52nd Street, New York, NY 10055, Attention: ECM General Counsel; Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (fax: (646) 834-8133); and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18. This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

19. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

21. The words “execution,” “execute”, “signed,” “sign,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) As used in this section:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with your understanding, please sign and return to us an executed facsimile or executed scanned copy of this Agreement and such delivery hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Vir Biotechnology, Inc.

By:	/s/ Jason O’Byrne
Name: Jason O’Byrne
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:	/s/ Lyla Bibi Maduri
Name: Lyla Bibi Maduri
Title: Managing Director

Leerink Partners LLC

By:	/s/ Liz Meeks
Name: Liz Meeks
Title: Senior Managing Director

Evercore Group L.L.C.

By:	/s/ Gloria Tang
Name: Gloria Tang
Title: Managing Director

Barclays Capital Inc.

By:	/s/ Dan Cocks
Name: Dan Cocks
Title: Managing Director

On behalf of each of the Underwriters

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	6,705,882	1,005,882
Leerink Partners LLC	5,117,647	767,647
Evercore Group L.L.C.	4,058,824	608,823
Barclays Capital Inc.	1,764,706	264,706

Total	17,647,059	2,647,058

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

None

(b) Additional Documents Incorporated by Reference:

None

(c) Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

The public offering price per share for the Shares is $8.50

The number of Firm Shares purchased by the Underwriters is 17,647,059

(d) Written Testing-the-Waters Communications:

None

ANNEX I

FORM OF LOCK-UP AGREEMENT

Vir Biotechnology, Inc.

Lock-Up Agreement

__________, 2026

Goldman Sachs & Co. LLC

Leerink Partners LLC

Evercore Group L.L.C.

Barclays Capital Inc.

As representatives of the several Underwriters

named in Schedule I to the

Underwriting Agreement referred to below

c/o Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

c/o Leerink Partners LLC

1301 Avenue of the Americas, 5th Floor

New York, NY 10019

c/o Evercore Group L.L.C.

55 East 52nd Street

New York, NY 10055

c/o Barclays Capital Inc.

754 Seventh Avenue

New York, NY 10019

Re: Vir Biotechnology, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Vir Biotechnology, Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company (the “Shares”) pursuant to a Registration Statement on Form S-3 (File No. 333-275314) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date 60 days after the date set forth on the final prospectus supplement used to sell the Shares (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (such options, warrants or other securities together with the Common Stock, “Lock-Up Securities”), including without limitation any Lock-Up Securities now owned or hereafter acquired by the undersigned, or publicly disclose the intention to make any offer, sale, pledge or other disposition or (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap, or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale or disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, disposition or transfer of economic consequences as described in this clause (ii), “Prohibited Activity”). The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that is designed to or which reasonably could be expected to lead to or result in any Prohibited Activity during the Lock-Up Period.

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13d-3 of the Securities Exchange Act of 1934, as amended, the “Exchange Act”) beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

Notwithstanding the foregoing, the undersigned may transfer or otherwise dispose of the undersigned’s Lock-Up Securities (collectively, the “Undersigned’s Shares”):

i.

as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, provided that any required filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this clause, and no other public announcement shall be required or shall be made voluntarily in connection with such transfer;

ii.

to any trust for the direct or indirect benefit of the undersigned or the immediate family (as defined below) of the undersigned, or if the undersigned is a trust, to a trustor, trustee (or co-trustee) or beneficiary of the trust or to the estate of the beneficiary of such trust, provided that the transferee agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a transfer for value; and provided further that any required filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this clause, and no other public announcement shall be required or shall be made voluntarily in connection with such transfer;

iii.	in connection with the sale of any of the Undersigned’s Shares acquired (a) in the Public Offering or (b) in open market transactions after the Public Offering;

iv.

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or the immediate family of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates or immediate family of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (b) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, partners, members, beneficiaries or other equity holders; provided, however, that in the case of any transfer or disposition contemplated by (a) or (b) above, it shall be a condition to the transfer or disposition that the transferee agrees to be bound in writing by the restrictions set forth herein;

v.

to the Company in connection with the exercise or settlement of options, warrants or other rights to acquire shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock in accordance with their terms (including the vesting or settlement of restricted stock units and including, in each case, by way of net exercise and/or to cover withholding tax obligations in connection with such exercise, vesting or settlement) pursuant to an employee benefit plan, option, warrant or other right disclosed in the final prospectus supplement for the Public Offering (including the documents incorporated by reference therein), provided that any such shares issued upon exercise, vesting or settlement, as applicable, of such option, warrant, restricted stock unit or other right shall be subject to the restrictions set forth herein, and provided further that any filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this clause, and no other public announcement shall be required or shall be made voluntarily in connection with such transfer;

vi.	by will or intestacy, provided that the transferee agrees to be bound in writing by the restrictions set forth herein;

vii.	to any immediate family member of the undersigned, provided that such family member agrees to be bound by the restrictions set forth herein;

viii.

to the Company pursuant to agreements under which the Company has (a) the option to repurchase such shares upon termination of service of the undersigned or (b) a right of first refusal with respect to transfers of such shares;

ix.

pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage, domestic partnership or civil union; provided that any required filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the circumstances described in this clause and no other public announcement shall be required or shall be made voluntarily by the undersigned in connection with such transfer or disposition;

x.

pursuant to a trading plan that complies with Rule 10b5-1 under the Exchange Act (“10b5-1 Trading Plan”) that is existing as of the date hereof, provided that to the extent a public announcement or filing under the Exchange Act is required of the undersigned or the Company regarding the sale, such announcement or filing shall include a statement to the effect that the sale occurred pursuant to such 10b5-1 Trading Plan;

xi.	with the prior written consent of Goldman Sachs & Co. LLC and Leerink Partners LLC on behalf of the Underwriters; and

xii.

pursuant to the sale on the open market of Common Stock underlying restricted stock units held by the undersigned that will vest during the Lock-Up Period and settle during the Lock-Up Period, but solely to the extent necessary to satisfy income tax withholding and remittance obligations in connection with the vesting and settlement of such restricted stock units that are outstanding as of the date of the final prospectus supplement for the Public Offering and described therein and pursuant to an equity incentive plan or other equity award plan described in the final prospectus supplement for the Public Offering or in a document incorporated therein by reference; provided that (a) any remaining shares of Common Stock issued upon vesting of such restricted stock units shall be subject to the restrictions set forth in this Lock-Up Agreement, (b) any filing under Section 16 of the Exchange Act required in connection therewith shall indicate that such transfer is to satisfy income tax withholding and remittance obligations in connection with the vesting and settlement of restricted stock units and (c) no filing or public announcement shall be voluntarily made during the Lock-Up Period.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership, civil union or adoption, not more remote than first cousin. Notwithstanding anything to the contrary, in the case of clauses (iii), (iv), (vii) and (viii)(b) above, no filing under the Exchange Act or any other public filing or disclosure of such transfer by or on behalf of the undersigned shall be required or voluntarily made during the Lock-up Period (other than a filing on a Form 5 after the expiration of the Lock-Up Period and other than a filing under Section 13 of the Exchange Act).

Furthermore, notwithstanding the restrictions imposed by this Lock-Up Agreement, the undersigned may exercise an option or other equity award to purchase shares of Common Stock or exercise warrants (pursuant to an employee benefit plan, option, warrant or other right disclosed in the final prospectus supplement for the Public Offering (including the documents incorporated by reference therein)) on a cash basis, provided that any such shares issued upon such exercise shall be subject to the restrictions set forth herein, and provided further that any filing under Section 16 of the Exchange Act shall indicate in the footnotes thereto that the filing relates to the applicable circumstances described in this paragraph, and no other public announcement shall be required or shall be made voluntarily in connection with such exercise.

Further, this Lock-Up Agreement shall not restrict any sale, disposal or transfer of the Undersigned’s Shares to a bona fide third party pursuant to a tender offer for securities of the Company or any merger, consolidation or other business combination involving a Change of Control (as defined below) of the Company occurring after the settlement of the Public Offering, that, in each case, has been approved by the board of directors of the Company; provided that all of the Undersigned’s Shares subject to this Lock-Up Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Lock-Up Agreement; and provided, further, that it shall be a condition of transfer, sale, tender or other disposition that if such tender offer or other transaction is not completed, any of the Undersigned’s Shares subject to this Lock-

Up Agreement shall remain subject to the restrictions on transfer set forth herein. For the purposes of this paragraph, “Change of Control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, the result of which is that any “person” (as defined in Rule 13d-3 of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rule 13d-3 and 13d-5 of the Exchange Act) of at least 50% of the total voting power of the voting share capital of the Company.

Additionally, the undersigned may establish or amend a 10b5-1 Trading Plan for the transfer of the Undersigned’s Shares, provided that such 10b5-1 Trading Plan does not provide for any transfers of Common Stock during the Lock-Up Period, no filing under the Exchange Act nor any other public filing or disclosure of such 10b5-1 Trading Plan shall be voluntarily made during the Lock-Up Period, and to the extent a filing under the Exchange Act or other public filing is legally required by or on behalf of the undersigned or the Company regarding the establishment of such 10b5-1 Trading Plan, such filing shall include a statement to the effect that no transfer of Common Stock may be made under such 10b5-1 Trading Plan during the Lock-Up Period.

The undersigned now has, and, except as contemplated above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions. The undersigned hereby waives any and all notice requirements and rights with respect to the registration of securities pursuant to any agreement, understanding or anything otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement or investors’ rights agreement to which the undersigned and the Company may be party; provided, however, that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

This Lock-Up Agreement (and for the avoidance of doubt, the Lock-Up Period described herein) and related restrictions shall automatically terminate upon the earliest to occur, if any, of (i) the Company advising the Representatives in writing prior to the execution of the Underwriting Agreement that it has determined not to proceed with the Public Offering, (ii) the termination of the Underwriting Agreement before the sale of any Shares to the Underwriters, or (iii) March 31, 2026, in the event the closing of the Public Offering shall not have occurred on or before such date.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Very truly yours,

IF AN INDIVIDUAL:

[Name of Undersigned (Print exact name)]

By:
Signature

IF NOT SIGNING IN AN INDIVIDUAL CAPACITY:

[Name of Undersigned (Print exact name)]

By:
Signature

[Name of Authorized Signatory (Print full name)]

Title of Authorized Signatory (Print full title)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)